UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) May 15, 2019

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each classTrading Symbol(s)Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective May 15, 2019, Chugach Electric Association, Inc. (Chugach) entered into the Seventh Supplemental Indenture to the Second Amended and Restated Indenture of Trust, and issued the 2019 Series A First Mortgage Bonds pursuant thereto.

For more information on the terms of the Seventh Supplemental Indenture to the Second Amended and Restated Indenture of Trust and the 2019 Series A First Mortgage Bonds, please refer to the description set forth in Item 2.03 below, which is incorporated into this Item 1.01 by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 15, 2019, Chugach issued $75,000,000 of First Mortgage Bonds, 2019 Series A, due May 15, 2049 (the “Bonds”).  The Bonds were issued for the purpose of repaying outstanding commercial paper used to finance Chugach’s capital improvement program and for general corporate purposes.  The Bonds will mature on May 15, 2049, and will bear interest at the rate of 3.86%.  Interest on the Bonds is due each May 15 and November 15, commencing on November 15, 2019.  Principal on the Bonds is due in varying installment amounts on an annual basis beginning May 15, 2021, resulting in an average life of approximately 12.0 years.  The Bonds are secured, ranking equally with all other long-term obligations, by a first lien on substantially all of Chugach’s assets, pursuant to the Seventh Supplemental Indenture to the Second Amended and Restated Indenture of Trust, which Second Amended and Restated Indenture of Trust initially became effective on January 20, 2011, as previously amended and supplemented.

The Seventh Supplemental Indenture to the Second Amended and Restated Indenture of Trust and the form of the Bonds, in their entireties, will be filed as exhibits to Chugach’s next quarterly filing on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2019		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Lee D. Thibert
Lee D. Thibert
Chief Executive Officer